                                                                   EXHIBIT 1


                             OASIS RESIDENTIAL, INC.

                              6 3/4% NOTES DUE 2001

                                7% NOTES DUE 2003

                              7 1/4% NOTES DUE 2006

                             UNDERWRITING AGREEMENT


                                                               November 20, 1996


J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER
      & SMITH  INCORPORATED
PAINEWEBBER INCORPORATED
  c/o J.P. Morgan Securities Inc.
  60 Wall Street
  New York, New York  10260

Ladies and Gentlemen:

      Oasis Residential, Inc., a Nevada corporation (the "Company"), proposes to issue and sell to you (the "Underwriters"), the principal amount of its debt securities identified in Schedule I hereto (the "Securities"), to be issued under the indenture specified in Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee").

      The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (the file number of which is set forth in Schedule I hereto) on Form S-3, relating to certain securities (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a prospectus supplement specifically relating to the Securities. The registration statement as amended to the date of this Agreement and including any registration statement filed pursuant to Rule 462(b) under the Securities Act is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Basic Prospectus." The Basic Prospectus as supplemented by the prospectus supplement specifically relating to the Securities in the form first used to confirm sales of the Securities is hereinafter referred to as the "Prospectus." Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any preliminary form of Prospectus (a "preliminary prospectus") previously filed with the Commission pursuant to Rule 424 or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be; and any reference to "amend," "amendment" or "supplement" with respect the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement, or the date of the Registration Statement, the Basic Prospectus, any preliminary prospectus or the Prospectus, as the case may be, which are deemed to be incorporated by reference therein.

      The Company hereby agrees with the Underwriters as follows:

      1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule II hereto at the purchase price set forth in
Schedule I hereto plus accrued interest, if any, from the date specified in
Schedule I hereto to the date of payment and delivery.

      2. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Securities and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

      3. Payment for the Securities shall be made to the Company or to its order in immediately available funds on the date and at the time and place set forth in Schedule I hereto (or at such other time and place on the same or such other date, not later than the third Business Day thereafter, as you and the Company may agree in writing). Such payment will be made upon delivery to, or to you for the respective accounts of, the Underwriters of the Securities registered in such names and in such denominations as you shall request not less than two full Business Days prior to the date of delivery, with any transfer taxes payable in connection with transfer to the Underwriters duly paid by the Company. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City. The time and date of such payment and delivery with respect to the Securities are referred to herein as the "Closing Date." The Securities will be delivered through the book entry facilities of The Depository Trust Company ("DTC") and will be made available for inspection by you by 1:00 P.M. on the Business Day prior to the Closing Date at such place in New York City as you, DTC and the Company shall agree.


                                        2
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      4.    The Company represents and warrants to each Underwriter that:

      (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein;

      (b) the Registration Statement has been declared effective by the Commission under the Securities Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) complied at the applicable effective date of the Registration Statement and any amendment thereto and at the date of the Prospectus and any amendment or supplement thereto, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and do not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee, and (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein;

      (c) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the date hereof, did not, and at the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the


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Prospectus, when such documents are filed with the Commission will conform in all material respects to the requirements of the Exchange Act, as applicable, and, when such documents are filed with the Commission and at the Closing Date, such documents, when read together with the other information in the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (d) the historical financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; the financial statements with respect to the properties acquired or to be acquired by the Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement or the Prospectus, present fairly the financial position and the results of operations of such properties at the indicated dates and for the indicated periods; the foregoing financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information required to be stated therein; the summary financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable; the assumptions used in preparing such pro forma information are reasonable and the adjustments used therein are appropriate to give effect to the transactions referred to therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented in all material respects and prepared on a basis consistent with the books and records of the Company and its consolidated subsidiaries; the Company's ratio of earnings to fixed charges included in the Prospectus and in Exhibit 12 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. No other financial statements (or schedules) of the Company or any predecessor of the Company are required by the Act to be included in the Registration Statement or the Prospectus.

      (e) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of the Company's subsidiaries (within the meaning of Regulation S-X under the Securities Act) as identified on Schedule III hereto (the "Subsidiaries") on a consolidated basis, except as described or contemplated in the Prospectus, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial


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position, stockholders' equity or results of operations of the Company and the
Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of the Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and the Subsidiaries, taken as a whole;

      (f) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Nevada, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not (1) have a material adverse effect on the condition, financial or otherwise, the earnings, business affairs, prospects, properties, shareholders' equity or results of operations of the Company and the Subsidiaries, taken as a whole, (2) adversely affect the issuance, validity, or enforceability of the Securities or the enforceability of the Indenture or (3) adversely affect the consummation of any of the transactions contemplated by this Agreement (each of (1), (2) and (3) above, a "Material Adverse Effect"); except for investments in the Subsidiaries, in short-term investment securities or in securities as described in the Registration Statement or Prospectus, the Company has no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust or other entity; each of the Subsidiaries and has been duly organized and is validly existing as a corporation, in good standing under the laws of its jurisdiction of organization with corporate power and authority to own its properties and conduct its business as presently conducted and as described in the Prospectus, and is duly qualified as a foreign corporation, for the transaction of business and in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect; all the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims; and except for investments in securities as described in the Registration Statement or Prospectus, the Subsidiaries have no equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust or other entity;

      (g) this Agreement has been duly authorized, executed and delivered by the Company;

      (h) the Securities have been duly authorized, and, when authenticated and delivered by the Trustee in accordance with the terms of the Indenture, and paid for by the Underwriters pursuant to this Agreement, such Securities will be valid and binding obligations of the Company entitled to the benefit of the Indenture and enforceable against the Company in accordance with their respective terms, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating


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to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; the Indenture has been duly qualified under the Trust Indenture Act and when duly executed and delivered by the Company, assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought; and the Securities and the Indenture conform to the statements relating thereto contained in the Prospectus;

      (i) neither the Company nor any of its Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under (1) its Articles of Incorporation or Certificate of Incorporation, as the case may be (in each case as amended to the date of this Agreement), (2) By-Laws (as amended to the date of this Agreement), or (3) any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or other instrument or obligation to which the Company or Subsidiary is a party or by which they or any of their properties are bound, except, with respect to clauses (2) and (3) for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the issue and sale of the Securities and the performance by the Company of all of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not result in creation or imposition of any lien, charge or encumbrance upon the properties or other assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except for such conflicts, breaches, defaults or violations which individually or in the aggregate would not have a Material Adverse Effect, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company, except for any violation that would not have a Material Adverse Effect, or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act, the Trust Indenture Act, as may be required under state securities or Blue Sky Laws or the Bylaws or Corporate Financing Rule of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Securities by the Underwriters, the failure of which to obtain would not


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have a Material Adverse Effect and except for the filing of this Agreement and the Indenture with the Commission as exhibits to a Form 8-K which the Company agrees to make in a timely manner;

      (j) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers in their capacity as such is or may be a party or to which any property of the Company or any of the Subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

      (k) there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required, except for the filing of this Agreement and the Indenture with the Commission as exhibits to a Form 8-K, which the Company agrees to make in a timely manner; and the descriptions of the terms of all such contracts and documents contained or incorporated by reference in the Registration Statement or Prospectus are complete and correct in all material respects; all such contracts to which the Company or any subsidiary of the Company is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or such subsidiary in accordance with the terms thereof, subject to (i) the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought, except where the failure to be so authorized, executed and delivered and enforceable would not have a Material Adverse Effect;

      (l) the Company's authorized, issued and outstanding capital stock as of September 30, 1996 is as set forth in the Prospectus; and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable;

      (m) the Company and the Subsidiaries have good and marketable title in fee simple to all real property described in the Prospectus, in each case free of any lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or as described in the Prospectus or which do not materially affect or detract from the value of such property or materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries;

      (n) title insurance in favor of the mortgagees and the Company or its subsidiaries is in force with respect to each of the properties described in the Prospectus as being owned by the Company or its Subsidiaries, in each case in an amount at least equal to the acquisition


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price for each such property paid by the Company, except in each case, where the failure to maintain such title insurance would not have a Material Adverse
Effect;

      (o) the mortgages and deeds of trust encumbering the properties described in the Prospectus are not (i) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries or (ii) cross-collateralized to any property not owned by the Company or any of the Subsidiaries;

      (p) the Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which they are engaged and is adequate for the value of their properties; all policies of insurance insuring the Company or the Subsidiaries or their respective business, assets, employees, officers, trustees or directors, as the case may be, are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects and there are no claims by the Company or by the Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause, other than claims which individually or in the aggregate would not have a Material Adverse Effect;

      (q) the Company has filed all federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith;

      (r) each of the Company and the Subsidiaries owns, possesses or has obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all material declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and none of the Company or any of the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement or the Prospectus and except, in each case, where such revocation or modification would not have a Material Adverse Effect; and the Company and each of the Subsidiaries are in compliance with all laws, rules and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance with such laws, rules or regulations would not have a Material Adverse Effect;

      (s) to the Company's knowledge, Coopers & Lybrand L.L.P., who have certified certain of the financial statements filed with the Commission as part of, or incorporated by


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reference in, the Registration Statement, are independent public accountants as required by the Securities Act;

      (t) no relationship, direct or indirect, exists between or among the Company or the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or the Subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

      (u) the Company is not now, and immediately after giving effect to the offering and sale of the Securities under this Agreement will not be, an "investment company" or entity "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act");

      (v) with respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim against the Company, the Company has met the requirements for qualification as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's present and contemplated operations, assets and income continue to meet such requirements;

      (w) the conditions for the use by the Company of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein;

      (x) (i) Except as disclosed in the "Phase I" reports with respect to any of the properties, neither the Company nor any of its Subsidiaries, and to the knowledge of the Company, any other party has at any time handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials on, to or from the properties, other than any such action taken in compliance with all applicable Environmental Laws or by tenants in connection with the ordinary use of residential properties owned by the Company, except as would not have a Material Adverse Effect. The Company does not intend to use the Properties or any subsequently acquired properties described in the Prospectus for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, other than any such action, taken in compliance with all applicable Environmental Laws or by tenants in connection with the ordinary use of residential properties owned by the Company, except as would not have a Material Adverse Effect;

            (ii) Neither the Company nor any of its Subsidiaries has received notice of, or has knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to hazardous or toxic waste or substances on or originating from the Properties or arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law, which would have a Material Adverse Effect;

                  As used herein, "Hazardous Materials" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material as defined by any Federal, state or local environmental law, ordinance, rule or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) ("CERCLA"), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C.
Section 9601, et seq.), and in the regulations adopted and publications promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Properties as described in the Prospectus.

      (y) subsequent to the respective dates as of which information is given in the Prospectus, the Company has not purchased any of its outstanding shares of capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its shares of Capital Stock other than regular periodic dividends on such shares;

      (z) the Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities, and the Company has not distributed and has agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than the Prospectus, any preliminary prospectus filed with the Commission or other material permitted by the Securities Act; and

      (aa) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets, financial and corporate books and records is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      5. The Company covenants and agrees with the several Underwriters as follows:

      (a) to file the Prospectus in a form approved by you pursuant to Rule 424 under the Securities Act not later than the Commission's close of business on the second Business Day following the date of determination of the offering price of the Securities; and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, as soon as practicable after the date of this Agreement in such quantities as you may reasonably request;

      (b) to deliver to each Representative and counsel for the Underwriters, at the expense of the Company, a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case as may be requested by such party, including exhibits and documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request, as soon as practicable after the same has been filed with the Commission.

      (c) before filing any amendment or supplement to the Registration Statement or the Prospectus, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably object;

      (d) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period, to advise the Representatives and counsel for the Underwriters promptly, and to confirm such advice in writing,
(i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, (iv) of the occurrence of any event, within the period referenced in paragraph (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

      (e) if, during such period after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Securities may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

      (f) to endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Securities, provided that the Company shall not be required to file a general consent to service of process in any jurisdiction;

      (g) to make generally available to its security holders and to you as soon as practicable but not later than 130 days after the close of the period covered thereby an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

      (h) so long as the Securities are outstanding, to furnish to you copies of all reports or other communications (financial or other) furnished to holders of Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

      (i) during the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities without your prior written consent;

      (j) to use the net proceeds of the offering of the Securities in the manner specified in the Prospectus under "Use of Proceeds;"

      (k) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Underwriters may designate (including fees and disbursements of counsel for the Underwriter), (iv) in connection with the listing of the Securities on any stock exchange, (v) related to any filing with National Association of Securities Dealers, Inc., (vi) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement, the Indenture, the Blue Sky Memoranda and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided, (vii) payable to rating agencies in connection with the rating of the Securities, (viii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors and (ix) the cost and charges of any transfer agent; and

      6. The several obligations of the Underwriters hereunder shall be subject to the performance by the Company of its obligations hereunder and to the following conditions:

      (a) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by such Rule; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

      (b) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

      (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

      (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any material change in the capital stock or long-term debt of the Company or any of its Subsidiaries on a consolidated basis, except as described or contemplated in the Prospectus, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

      (e) you shall have received on and as of the Closing Date a certificate of the Chairman of the Board of Directors or President or Chief Executive Officer of the Company and the Chief Financial or Accounting Officer of the Company satisfactory to you to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, properties, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement.

      (f) Latham & Watkins, counsel for the Company, shall have furnished to you its written opinion, dated the Closing Date, in form and substance satisfactory to you, as to the matters set forth below in clauses (v), (viii) (except with respect to matters to be opined to by Streich Lang), (ix) (except with respect to matters to be opined to by Streich Lang), (x), (xii) (with respect to (i) and
(iii) (with respect to U.S. federal laws normally applicable to the execution, delivery and performance of an indenture such as the Indenture and the issuance and sale of notes such as the Notes, provided that no opinion need be expressed as to any misstatements or omissions in the Registration Statement or the Prospectus), (xiv) (other than with respect to Nevada law), (xv) (with respect to (ii)), (xvi), (xvii), (xviii) and (xix) only; Streich Lang, counsel for the Company, shall have furnished to you its written opinion, dated the Closing Date, in form and substance satisfactory to you, as to the matters set forth below in clauses (i), (ii), (iii), (iv), (vii), (viii) (with respect to due authorization only), (ix) (with respect to due authorization, execution and delivery only), (xii) (with respect to (ii) and (iii) (as to Nevada law only)),
(xiii), (xiv) (with respect to Nevada law only and excluding Nevada Blue Sky laws) and (xv) (with respect to (i)) only; and Herb Waldman, Esq., general counsel of the Company, shall have furnished to you his written opinion, dated the Closing Date, in form and substance satisfactory to you, as to matters set forth below in clauses (vi) and (xi):

            (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Nevada, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus;

            (ii) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

            (iii) each of the Subsidiaries has been duly organized and is validly existing as a corporation, in good standing under the laws of their jurisdictions of organization, with corporate power and corporate authority to own its properties and conduct its business as described in the Prospectus;

            (iv) each of the Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect;

            (v) such counsel has not been retained by the Company to represent it in connection with any pending litigation; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

            (vi) other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the best of such counsel's knowledge, threatened to which the Company or the Subsidiaries is or may be a party or to which any property of the Company or the Subsidiaries is or may be the subject which, if determined adversely to the Company or the Subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (vii) the Company has full corporate power and corporate authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by the Company;

            (viii) the issuance of the Securities has been duly authorized and when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits provided for in the Indenture, enforceable against the Company in accordance with their terms;

            (ix) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms; and the Indenture has been duly qualified under the Trust Indenture Act;

            (x) the Indenture and the Securities conform in all material respects to the descriptions thereof in the Registration Statement and the Prospectus under the captions "Description of Notes" and "Description of Debt Securities";

            (xi) neither the Company nor any of the Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, (1) its Articles of Incorporation or Certificate of Incorporation, as the case may be (in each case as amended to the Closing
      Date), (2) By-Laws (as amended to the Closing Date), or (3) any indenture, mortgage, deed of trust, loan agreement, partnership agreement, other governing instruments, or any other agreement or instrument to which the Company or any Subsidiary is a party or by which they or any of their respective properties are bound and which have been identified in a writing delivered to such counsel by the

      Company as being material to the Company and its Subsidiaries taken as a whole, except with respect to this clause (2) for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect;

            (xii) the issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument filed by the Company under the Securities Act or the Exchange Act (which indentures, mortgages, deeds of trust, loan agreements or other agreements or instruments have been identified to such counsel as being operative and in full force and effect) known to such counsel to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, (ii) result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or (iii) except where it would not involve a Material Adverse Effect, result in the violation of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective properties;

            (xiii) the Company's authorized, issued and outstanding shares of capital stock is as set forth under the caption "Capitalization" in the Prospectus;

            (xiv) no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

            (xv) the statements in the Prospectus under the captions (i) "Restrictions on Transfer of Capital Stock" and (ii) "Federal Income Tax Considerations," insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters or documents;

            (xvi) to the best of such counsel's knowledge based solely upon representations of the Company, the Company (i) has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code, for the taxable years ended December 31, 1993 through December 31, 1995, (ii) presently has organi-zation, ownership, operations, assets and income such that the Company will be in a position under present law to so qualify for the fiscal year ending December 31, 1996;

            (xvii) the Registration Statement has been declared effective under the Securities Act and the Indenture has been qualified under the Trust Indenture Act, the Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424 and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

            (xviii) the Registration Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements, schedules, pro forma or other financial or statistical data included or incorporated by reference therein or the Form T-1 as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act; and

            (xix) the Company is not (after giving effect to the sale of the Securities) an "investment company" or entity "controlled" by an "investment company" within the meaning of the Investment Company Act.

      In rendering such opinions, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. Such opinion may state that the opinions given pursuant to subparagraphs (viii) and (ix) are subject to the following exceptions, limitations and qualifications: (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or law, and the discretion of the court before which any proceeding therefor may be brought; (iii) the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy; (iv) such counsel expresses no opinion concerning the enforceability of the waiver of rights or defenses in the Indenture; and (v) the manner by which the acceleration of the Securities may affect the collectibility of that portion of the stated principal amount thereof which might be determined to constitute unearned interest thereon.

      Latham & Watkins also shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and has not made any independent check or verification thereof, during the course of that participation (relying as to materially to a large extent upon the statements of officers and other representatives of the Company), no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement, including the documents incorporated therein by reference, at the date of filing of the Company's Current Report on Form 8-K filed on November 18, 1996, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, including the documents incorporated therein by reference, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements, schedules, pro forma or other financial or statistical data included in the Registration Statement or the Prospectus or the Form T-1.

      (g) on the date of this Agreement and on the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to you letters, dated such date, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, including, without limitation, a statement that they have made a review of the unaudited financial statements for the nine months ended September 30, 1996 included or incorporated by reference in the Registration Statement in accordance with the standards established by the American Institute of Certified Public Accountants;

      (h) you shall have received on and as of the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (i) on or prior to the Closing Date, the Company shall have furnished to you such further certificates and documents confirming the representations and warranties contained herein and related matters as you shall reasonably request; and

      The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to you and to Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters.

      7. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, that the foregoing indemnity with respect to any preliminary prospectus or preliminary prospectus supplement shall not inure to the benefit of any Underwriter (or to the benefit of the person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus or preliminary prospectus supplement is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person, provided further that the Company shall have complied with its obligations under Section 5(b) hereof with respect to the Prospectus (as so amended or supplemented).

      Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus. For purposes of this Section 7 and Sections 4(a) and 4(b), the only written information furnished by the Underwriters to the Company expressly for use in the Registration Statement and the Prospectus is (a) the information in the last paragraph on the cover page of the Prospectus specifically relating to the Securities, (b) the information regarding stabilization in the first paragraph on the inside front cover page of the Prospectus specifically relating to the Securities and (c) the information in the third and sixth paragraphs, under the caption "Underwriting" in the Prospectus.

      If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company or authorized representatives shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. If it is ultimately determined that an Indemnified Person was not entitled to indemnification hereunder, such Indemnified Person shall be responsible for repaying or reimbursing the Indemnifying Person for any amounts so paid or incurred by such Indemnifying Person pursuant to this paragraph. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

      If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discounts and the commissions received by the Underwriters bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective principal amounts of Securities set forth opposite their names in
Schedule II hereto, and not joint.

      The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      The indemnity and contribution agreements contained in this Section 7 and the representations, warranties and covenants of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

      8. Notwithstanding anything herein contained, this Agreement may be terminated in your absolute discretion by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreements on its part to be performed hereunder,
(ii) any other conditions to the Underwriters' obligations hereunder is not fulfilled, (iii) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (iv) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (v) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities; or
(vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment is material and adverse and which, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

      9. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Securities, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities, the other Underwriter or Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the non-defaulting Underwriters may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased, and arrangements satisfactory to the Underwriters and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      10. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering of Securities contemplated hereunder and the Company shall then be under no further liability to any Underwriters pursuant to this Agreement except as provided in Sections 5(k) and 7 of this Agreement.

      11. This Agreement shall inure to the benefit of and be legally binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

      12. Any action by the Underwriters hereunder may be taken by you jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by you jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Underwriters, c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260, Attention: Syndicate Department,with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, Attention: Stacy J. Kanter, Esq. Notices to the Company shall be given to it at Oasis Residential, Inc., 4041 East Sunset Road, Henderson, NV 89014, Attention: Herb Waldman, Esq., with a copy to Latham & Watkins, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, Attention:
Jeffrey T. Pero, Esq.

      13. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

      14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

                                       Very truly yours,

                                       OASIS RESIDENTIAL, INC.



                                       By: /s/ SCOTT S. INGRAHAM
                                           -----------------------------------
                                          Name:  Scott S. Ingraham
                                          Title: President




Accepted: November 20, 1996

J.P. MORGAN SECURITIES INC.
GOLDMAN, SACHS & CO.
PAINE WEBBER INCORPORATED
MERRILL LYNCH, PIERCE, FENNER
   & SMITH INCORPORATED

By:  J.P. MORGAN SECURITIES INC., on
    behalf of itself and the several Underwriters
    listed in Schedule II hereto


By: /s/ KEYSHA BAILEY
    --------------------------------------
     Name:  Keysha Bailey
     Title: Vice President

                                                                      SCHEDULE I


Representatives:                    J.P. Morgan Securities Inc.
                                    Goldman, Sachs & Co.
                                    Merrill Lynch, Pierce, Fenner
                                    & Smith Incorporated
                                    Paine Webber Incorporated

Underwriting Agreement dated:       November 20, 1996

Registration Statement No.:         33-90488

Title of Securities:                6 3/4% Notes Due 2001 (the "2001 Notes")
                                    7% Notes Due 2003 (the "2003 Notes")
                                    7 1/4% Notes Due 2006 (the "2006 Notes")

Aggregate principal amount:         $150,000,000

Price to Public:                    The price to public for the 2001 Notes is
                                    99.953% of the principal amount of the Secu-rities, plus accrued interest, if any, from November 25, 1996; the price to public of the2003 Notes is 99.829% of the principal amount of the Securities, plus accrued interest, if any, from November 25, 1996;
                                    and the price to public for the 2006 Notes is 99.786% of the principal amount of the Securities, plus accrued interest, if any, from November 25, 1996.

Underwriting Discount:              The underwriting discount for the 2001 Notes
                                    is .625%; the underwriting discount for the 2003 Notes is .650%; and the underwriting discount for the 2006 Notes is .700%.

Indenture:                          Indenture to be dated as of November 25,
                                    1996 and the Supplemental Indenture to be dated as of November 25, 1996 both between Oasis Residential, Inc. and State Street
                                    Bank and Trust Company of California, N.A.

Maturity:                           The 2001 Notes mature on  November 15, 2001,
                                    the 2003 Notes mature on November 15, 2003,
                                    and the 2006 Notes mature on November 15,
                                    2006

Interest Rate:                      The interest rate for the 2001 Notes is 6
                                    3/4%; the interest rate for the 2003 Notes is 7%; and the interest rate for the 2006
                                    Notes is 7 1/4%.

Interest Payment Dates: Interest on the 2001 Notes, the 2003 Notes and the 2006 Notes is payable semi-annually on May 15 and November 15 of each year, commencing May 15, 1997.

Optional Redemption Provisions:     The Notes are redeemable at any time at the
                                    option of the Company, in whole or in part, at a redemption price equal to the sum of
                                    (i) the principal amount of the Notes
                                    being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in the Supplemental Indenture).

Sinking Fund Provisions:            None

Defeasance Provisions:              None

Other Provisions:                   None

Closing Date and Time of Delivery:  November 25, 1996, 10:00 a.m.

Closing Location:                   Skadden, Arps, Slate, Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, NY  10022

                                                                     SCHEDULE II



                                                Principal Amount
Underwriter                                     To Be Purchased
-----------                                     ----------------
J.P. Morgan Securities Inc.                       $ 90,000,000
Goldman, Sachs & Co.                                20,000,000
Merrill Lynch, Pierce, Fenner & Smith               20,000,000
           Incorporated
Paine Webber Incorporated                           20,000,000
                                                  ------------




    Total.........................                $150,000,000
                                                  ============

                                                                    SCHEDULE III



                                  Subsidiaries
                                  ------------
Ori Colorado, Inc.
Ori Park, Inc.
Ori Wexford, Inc.


                                        3